UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No._)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14A-12

GAXOS.AI INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GAXOS.AI INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSSPECIAL MEETING OF STOCKHOLDERS – FEBRUARY 28, 2024, AT 11:00 A.M., EASTERN TIMEThe undersigned stockholder of GAXOS.AI INC. (the “Company”) hereby revoking any proxy heretofore given, does hereby appoint Vadim Mats, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2024 Special Meeting of Stockholders (the “2024 Special Meeting”) of the Company to be held on Wednesday, February 28, 2024, at 11:00 a.m. Eastern Time at our satellite office located at 101 Eisenhower Parkway, Suite 300, Roseland NJ 07068 and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposal, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting. This proxy confers authority and shall be voted in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the 2024 Special Meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters.Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. Complete the reverse portion of this Proxy Card and Fax to 760-452-4423You may vote your shares in person by attending the 2024 Special Meeting. ↓ Please ensure you detach and retain this portion of the Proxy ↓ MAIL: INTERNET: IN PERSON VOTING INSTRUCTIONS Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your “Control Number” printed above and then follow the instructions provided to appoint the Proxy and give him directions on how to vote your shares. If you appoint the Proxy by Internet, you need not return a proxy card. You will be appointing the Proxy to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxy by Internet through the end of the Special Meeting on February 28, 2024.

2024 SPECIAL MEETING OF THE STOCKHOLDERS OF

GAXOS.AI INC. CONTROL NUMBER PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS REVERSE STOCK SPLIT PROPOSAL To approve a proposal to give our board of directors the authority, at its discretion, to file a certificate of amendment to our certificate of incorporation to effect a reverse split of our issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-20, without reducing the authorized number of shares of our common stock, with the exact ratio to be selected by our board of directors in its discretion and to be effected, if at all, in the sole discretion of our board of directors at any time following stockholder approval of the amendment to our certificate of incorporation and before February 28, 2025 without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”); 2024 SPECIAL MEETING OF THE STOCKHOLDERS OFGAXOS.AI INC. CONTROL NUMBER APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM PROPOSAL To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Auditor Proposal”); and THE ADJOURNMENT PROPOSAL To approve a proposal to give our board of directors the authority to adjourn the Meeting to another time and place, if necessary or advisable, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal. (the “Adjournment Proposal”). To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Our Board unanimously recommends that you vote “FOR” the Reverse Stock Split Proposal (Proposal 1); “FOR” the Auditor Proposal (Proposal 2); and “FOR” the Adjournment Proposal (Proposal 3). IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature Date Signature (Joint Owner) Date MARK “X” HERE IF YOU PLAN TO PARTICIPATE IN THE MEETING: • FOR AGAINST ABSTAIN PROPOSAL 3 PROPOSAL 2 PROPOSAL 1 CONTROL NUMBER: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED